INCOME TAXES	12 Months Ended
Jan. 31, 2026
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES

The components of income (loss) before provision for income taxes for the years ended January 31, 2026, 2025, and 2024 were as follows:

	Year Ended January 31,
(in thousands)	2026	2025	2024
U.S.	(19,527)	(15,635)	(11,360)
Non-U.S.	30,869	11,265	(1,899)
Total income (loss) before provision for income taxes	$11,342	$(4,370)	$(13,259)
The provision (benefit) for income taxes for the years ended January 31, 2026, 2025, and 2024 consisted of the following:

	Year Ended January 31,
(in thousands)	2026	2025	2024
Current provision (benefit) for income taxes:
U.S. Federal	$97	$(988)	$(4,116)
U.S. State	(74)	265	(120)
Non-U.S.	8,569	4,939	5,738
Total current provision for income taxes	8,592	4,216	1,502
Deferred provision (benefit) for income taxes:
U.S. Federal	24	(1,422)	(199)
U.S. State	303	(101)	(52)
Non-U.S.	(2,190)	171	(2,865)
Total deferred benefit for income taxes	(1,863)	(1,352)	(3,116)
Total provision (benefit) for income taxes	$6,729	$2,864	$(1,614)

Although Cognyte is organized as an Israeli limited company, on November 24, 2020 Verint obtained a U.S. Tax Ruling that Cognyte will be treated as a United States corporation for U.S. federal income tax purposes. The reconciliation of the U.S. federal statutory rate to our effective tax rate on income before provision for income taxes for the year ended January 31, 2026, after the adoption of ASU 2023-09, was as follows:

	Year Ended January 31,
(dollars in thousands)	2026
U.S. federal statutory income tax rate	$2,382	21.0%
Effect of cross-border tax laws
Global intangible low-taxed income	4,419	39.0%
Nontaxable or nondeductible items
Share based payment awards	(301)	(2.7)%
Other	12	0.1%
Other adjustments	77	0.7%
U.S. state and local income taxes, net of federal effect (a)	243	2.1%
Foreign Tax Effects
Brazil
Statutory tax rate difference	370	3.3%
Nontaxable or nondeductible items	(607)	(5.4)%
Other	(195)	(1.7)%
Bulgaria
Foreign withholding taxes	159	1.4%
Other	5	—%
Cyprus
Statutory tax rate difference	(436)	(3.8)%
Tax incentives	(512)	(4.5)%
Other	175	1.5%
Germany
Statutory tax rate difference	(225)	(2.0)%
Local income taxes	664	5.9%
Other	(148)	(1.3)%
Israel
Statutory tax rate difference	(367)	(3.2)%
Tax rate difference - preferred technological enterprise	1,176	10.4%
Dual source income	(3,883)	(34.2)%
Foreign withholding taxes	815	7.2%
Changes in valuation allowances	3,066	27.0%
Share based payment awards	1,302	11.5%
Capital loss on subsidiary liquidation	133	1.2%
Nontaxable or nondeductible items	711	6.3%
Tax credits	(3,041)	(26.8)%
Other taxes	2,116	18.7%
Other	(79)	(0.7)%
Singapore
Statutory tax rate difference	(514)	(4.5)%
Other	(38)	(0.3)%
Other foreign jurisdictions	145	1.3%
Changes in unrecognized tax benefits	$(895)	(7.9)%
Effective tax rate	$6,729	59.3%

(a) State taxes in New York made up the majority (greater than 50 percent) of the tax effect in this category.
The reconciliation of the U.S. federal statutory rate to our effective tax rate on income before provision for income taxes for the years ended January 31, 2025 and 2024, prior to the adoption of ASU 2023-09, was as follows:

	Year Ended January 31,
(dollars in thousands)	2025	2024
U.S. federal statutory income tax rate	21.0%	21.0%

Income tax provision at the U.S. federal statutory rate	$(918)	$(2,785)
U.S. State income tax provision (benefit)	117	(172)
Non-U.S. tax rate differential	(3,657)	1,187
Tax incentives	(692)	(196)
Valuation allowances	7,601	2,267
Non-deductible expenses/non-taxable income	673	46
Business divestiture	548	111
Tax contingencies	(1,994)	(5,136)
Stock based and other compensation	971	954
U.S. tax effects of non-U.S. operations	236	2,162
Other, net	(21)	(52)
Total provision for income taxes	$2,864	$(1,614)
Effective income tax rate	(65.5)%	12.2%

The change in gross unrecognized tax benefits during fiscal year 2023 included an uncertain tax position that should have been recognized beginning in fiscal year 2019. The net unrecognized tax benefit associated with this uncertain tax position amounted to $4.7 million as of January 31, 2023, which was recognized as an out-period-correction in the fourth quarter of fiscal year January 31, 2023. In addition, as disclosed in Note “17. COMMITMENTS AND CONTINGENCIES”, since the uncertain tax position originated prior to the Spin-Off Date, we recorded a provision for indemnification for this amount under the Tax Matters Agreement between Verint and Cognyte that became effective on the Spin-Off Date. The rollover impact of this out-of-period correction was not material, individually or in the aggregate, to any of the Company’s previously reported net loss, comprehensive loss, or basic and fully diluted loss per common share. During the fourth quarter of fiscal year ending January 31, 2024, the uncertain tax positions associated with Verint, as well as the corresponding indemnification asset, were reversed due to the expiration of the statute of limitations.

Cognyte is treated as a United States corporation for U.S. federal income tax purposes and is subject to the 21% federal corporate tax rate. In addition, following the TCJA, Cognyte is subject to the Global Intangible Low-Taxed Income (GILTI) earned by foreign subsidiaries owned by a U.S. shareholder. The computation of GILTI is complex and generally intended to impose tax on the annual earnings of a foreign corporation that are deemed to exceed a certain threshold return relative to the underlying business investment. Generally, the effective tax rate on the GILTI income is 10.5% instead of the normal federal tax rate of 21%. In accordance with guidance issued by FASB, Cognyte made a policy election to treat future taxes related to GILTI as a current period expense in the reporting period in which the tax is incurred.

Effective in 2022, the TCJA requires all U.S. companies to capitalize, and subsequently amortize, R&D expenses that fall within the scope of Section 174 over five years for research activities conducted in the United States and over fifteen years for research activities conducted outside of the United States, rather than deducting such costs in the year incurred for tax purposes. The annual GILTI inclusion for Cognyte, mainly in respect of its Israeli operations, increased significantly resulting in higher income taxes paid in the U.S. In July 2025, the United States enacted significant tax legislation commonly referred to as the One Big Beautiful Bill Act (“OBBBA”). The OBBBA makes permanent many provisions of the Tax Cuts and Jobs Act of 2017 and introduces additional changes affecting individuals and businesses. The OBBBA amendments to Section 174 removed the requirements to amortize over five years if expenses incurred in U.S. This change to Section 174 doesn’t have a material impact on fiscal year 2026.

Our operations in Israel have been granted “Approved Enterprise” (“AE”) status by the Investment Center of the Israeli Ministry of Industry, Trade and Labor, and “Beneficial Enterprise” (“BA”) (after the 2005 Amendment) which makes us eligible for tax benefits under the Israeli Law for Encouragement of Capital Investments, 1959 (the “Investment Law”). Under the terms of the programs, income attributable to an “AE” or “BA” is exempt from income tax for a period of two years and is subject to a reduced income tax rate for the subsequent five to eight years, depending on the geographic location of the enterprise in Israel (generally 10% - 25%, depending on the percentage of non-Israeli investment in the company). Pursuant to Amendment 73 to the Investment Law adopted in 2017, a company located in the center of Israel which meets the conditions for Preferred Technological Enterprise (“PTE”), is subject to a 12% tax rate on the eligible income. Income not eligible for PTE benefits is taxed at the regular corporate income tax rate of 23%. We have examined the impact of Amendment 73 and the degree to which we will qualify as a PTE and have elected to adopt it to the extent we will generate taxable income as of
January 31, 2021 onwards in which case we will enjoy reduced corporate tax rate of 12% on income that qualifies as “Preferred Technological Income”. The company did not benefit from the Preferred Technological Enterprise tax regime since no taxable income in excess of net operating losses was generated in Israel during the years ended January 31, 2026, 2025, and 2024. In addition, certain operations in Cyprus qualify for favorable tax treatment under the Cypriot Intellectual Property Regime (“IP Regime”). This legislation exempts 80% of income and gains derived from patents, copyrights, and trademarks from taxation.

The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company’s taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate fluctuations (of the NIS in relation to the U.S. dollar) on the Company’s Israeli taxable income.

The following table provides supplemental information regarding cash paid, net of refunds received, for income taxes for the year ended January 31, 2026:

Year Ended January 31,
(in thousands)	2026
U.S. Federal	$(184)
U.S. State and local	35
Non-U.S.
Brazil	1,076
Cyprus	1,014
Germany - Federal	2,251
Germany - Bexbach	674
Israel	924
Singapore	1,861
Other	830
Subtotal Non-U.S.	8,630
Total cash payments of income taxes, net	$8,481

The amount of cash paid, net of refunds received, for income taxes for the years ended January 31, 2025 and 2024 was $7,153 and $6,766, respectively.
Deferred tax assets and liabilities consisted of the following at January 31, 2026 and 2025:

	January 31,
(in thousands)	2026	2025
Deferred tax assets:
Loss carryforwards	$28,901	$25,300
Accrued compensation	14,736	13,796
Capitalized research and development	7,072	6,225
Inventory	305	860
Accrued expenses	1,010	1,299
Deferred revenue	1,294	—
Exchange rate differences	1,165	778
Total deferred tax assets	54,483	48,258
Deferred tax liabilities:
Deferred revenue	—	(1,172)
Goodwill and other intangible assets	(8,644)	(7,676)
Other, net	—	(256)
Total deferred tax liabilities	(8,644)	(9,104)
Valuation allowance	(40,808)	(37,066)
Net deferred tax assets	$5,031	$2,088

Recorded as:
Deferred tax assets	$6,068	$3,094
Deferred tax liabilities	(1,037)	(1,006)
Net deferred tax assets	$5,031	$2,088

We had net operating loss carryforwards of approximately $164.6 million as at January 31, 2026, of which $2.6 million related to U.S. carryforwards and $162.0 million related to non-U.S. carryforwards. We had $0.1 million of non-U.S. carryforwards that may begin to expire in the next ten years, which are expected to be fully utilized.

We believe that it is more likely than not that the benefit from certain indefinite non-U.S. NOL carryforwards will not be realized. In recognition of this risk, we have provided a full valuation allowance on the deferred tax assets related to these non-U.S. NOL carryforwards. We believe that it is more likely than not that the benefit from certain U.S. state NOL carryforwards will not be realized. In recognition of this risk, we have provided a full valuation allowance on the deferred tax assets related to these U.S. state NOL carryforwards.

As required by the authoritative guidance on accounting for income taxes, we evaluate the realizability of deferred tax assets on a jurisdictional basis at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. Management assesses positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit the use of the existing deferred tax assets. In circumstances where there is sufficient negative evidence indicating that the deferred tax assets are not more likely than not realizable, we establish a valuation allowance.

A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended January 31, 2026 for our major operations in Israel. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of January 31, 2026, a valuation allowance of $3.7 million has been recorded against the deferred tax assets that we do not believe are more likely than not to be realized in the foreseeable future. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income are increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth. For the year ended January 31, 2026, we recorded a net valuation allowance release of $1.0 million on the basis of management’s reassessment of the amount of its deferred tax assets that are more likely than not to be realized. In the current year we achieved three years of cumulative pretax income at one of our Israeli entities and management concluded that there is sufficient positive evidence to conclude that it is more likely than not that additional deferred taxes of $1.0 million are realizable and reduced the valuation allowance accordingly. We have recorded valuation allowances in the amount of $40.8 million and $37.1 million at January 31, 2026 and 2025, respectively.
Activity in the recorded valuation allowance consisted of the following for the years ended January 31, 2026 and 2025:

	Year Ended January 31,
(in thousands)	2026	2025
Valuation allowance, beginning of year	$(37,066)	$(28,293)
Income tax provision	(3,742)	(8,773)
Valuation allowance, end of year	$(40,808)	$(37,066)

We currently intend to continue to indefinitely reinvest the earnings of our non-U.S. subsidiaries to finance non-U.S. activities to the extent distributions would result in an incremental tax cost. We have not provided tax on the outside basis difference of non-U.S. subsidiaries nor have we provided for any additional withholding or other tax that may be applicable should a future distribution be made from any unremitted earnings of non-U.S. subsidiaries. Due to complexities in the laws of the non-U.S. jurisdictions and the assumptions that would have to be made, it is not practicable to estimate the total amount of income and withholding taxes that would have to be provided on such earnings.

In accordance with the authoritative guidance on accounting for uncertainty in income taxes, differences between the amount of tax benefits taken or expected to be taken in our income tax returns and the amount of tax benefits recognized in our financial statements, determined by applying the prescribed methodologies of accounting for uncertainty in income taxes, represent our unrecognized income tax benefits, which we either record as a liability or as a reduction of deferred tax assets.

For the years ended January 31, 2026, 2025, and 2024 the aggregate changes in the balance of gross unrecognized tax benefits were as follows:

	Year Ended January 31,
(in thousands)	2026	2025	2024
Gross unrecognized tax benefits, beginning of year	$5,669	$7,283	$10,893
Increases related to tax positions taken during the year	423	1,421	104
Increases related to tax positions taken during prior years	1,125	—	—
Increases (decreases) related to foreign currency exchange rates	782	101	(467)
Reductions for tax positions of prior years	(526)	—	(3,167)
Lapses of statutes of limitations	(2,551)	(3,136)	(80)
Gross unrecognized tax benefits, end of year	$4,922	$5,669	$7,283

As of January 31, 2026, we had $4.9 million of unrecognized tax benefits, $4.3 million of which, if recognized, would impact the effective income tax rate in future periods. If the remaining $0.6 million is recognized, it would be in the form of a net operating loss carryforward, which is expected to require a full valuation allowance based on present circumstances. We recorded $0.3 million of net tax expense for interest and penalties related to uncertain tax positions in our provision for income taxes for the year ended January 31, 2026 and $0.3 million and $0.1 million of net tax benefit for interest and penalties related to uncertain tax positions in our provision for income taxes for the years ended January 31, 2025 and 2024, respectively. The reduction of $2.6 million of uncertain tax positions relates to the lapses of statutes of limitations in the year ended January 31, 2026. The reduction of $3.1 million of uncertain tax positions of prior periods relates primarily to liabilities associated with tax assets that are not expected to be utilized prior to their expiration in the year ended January 31, 2025. Accrued liabilities for interest and penalties were $1.4 million and $0.9 million at January 31, 2026 and 2025, respectively. Interest and penalties (expense and/or benefit) are recorded as a component of the provision for income taxes in the consolidated financial statements.

Our income tax returns are subject to ongoing tax examinations in several jurisdictions in which we operate. In Israel, we are no longer subject to income tax examination for years prior to January 31, 2022. In the U.S., our federal returns are no longer subject to income tax examination for years prior to January 31, 2023.

We regularly assess the adequacy of our provisions for income tax contingencies. As a result, we may adjust the reserves for unrecognized tax benefits for the impact of new facts and developments, such as changes to interpretations of relevant tax law, assessments from taxing authorities, settlements with taxing authorities, and lapses of statutes of limitation.